ASSIGNMENT AND ASSUMPTION OF LEASE


THIS ASSIGNMENT AND ASSUMPTION, made as of the 3rd day of May, 2000, by and between Aura Ceramics, Inc., a Delaware corporation (the "Assignor"), and Alpha Ceramics, Inc., a Minnesota corporation (the "Assignee").

                                   WITNESSETH:

WHEREAS, Winnetka Properties, L.L.C. ("Landlord") and Aura Ceramics, Inc., a Minnesota corporation ("Aura"), as tenant, made and entered into that certain Amended and Restated Lease Agreement dated October 1, 1997 (the "Lease") relating to those certain premises located at 5121 Winnetka Avenue North in New Hope, Minnesota, as more particularly described in the Lease (the "Premises"); and

WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase Agreement dated as of February 29, 2000 (the "Purchase Agreement") pursuant to which, among other things, Assignor has agreed to transfer to Assignee all of its rights, title and interest under and pursuant to the Lease, and Assignee has agreed to assume and agree to pay and perform all of Assignor's duties and obligations under the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Effective as of the date hereof, Assignor hereby sells, transfers and assigns to Assignee all of Assignor's right, title and interest in and to the Lease, but specifically excluding any ancillary agreements by and between Landlord and Assignor relating to the Premises or otherwise.

2. Effective as of the date hereof, Assignee hereby assumes and agrees to perform, for the benefit of Assignor, all of the obligations and duties of Assignor under and pursuant to the Lease, but specifically excluding any ancillary agreements by and between the Landlord and the Assignor relating to the Premises or otherwise.

3. Assignor represents and warrants to Assignee that Assignor is not in default under the Lease and that Assignor knows of no existing or uncured defaults by Landlord under the Lease.

4. This instrument may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.



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IN WITNESS  WHEREOF,  the undersigned have caused this Assignment and Assumption to be executed and delivered as of the day and year first above written.

ASSIGNOR:                                                     ASSIGNEE:

AURA CERAMICS, INC.                                  ALPHA CERAMICS, INC.


By:_______________________________          By:________________________________
     Its:____________________________                            James E. Sloane
                                                                 Its: President

By:_______________________________
     Its:____________________________